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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-46240, 33-47533, 33-80606, and 33-94706 on Form S-8 and Registration Statement No. 333-26199 on Form S-3 of Tetra Tech, Inc. of our report dated August 8, 1997 appearing in this Form 8-K/A.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 21, 1997